                                           American Skandia Advisor Funds, Inc.
                       Supplement dated January 10, 2001 to the Prospectus dated September 11, 2000

                                   ASAF Founders International Small Capitalization Fund

         Due to the  increases in the market  prices of small-cap  stocks in recent  years,  it has become  appropriate  to increase the market  capitalization  standard for the stocks in which the ASAF Founders  International Small Capitalization
Fund invests.  Accordingly,  the discussion of this Fund in the section of the prospectus entitled  "Risk/Return  Summary -
International  Funds and Portfolios - Principal  Investment  Strategies" (on page 3) was revised effective October 23, 2000 by deleting the first sentence and replacing it with the following:

         The ASAF  Founders  International  Small  Capitalization  Fund  normally  invests  primarily in securities issued by foreign  companies  that have market  capitalizations  of $1.5 billion or less (this maximum may be revised from time to time based on stock market valuations and industry standards).

         In  addition,  the  section  of the  prospectus  entitled  "Investment  Programs  of  the  Funds  - ASAF  Founders
International Small Capitalization Fund - Principal Investment Policies and Risks" (on page 31) was revised similarly.

                                         ASAF Neuberger Berman Mid-Cap Value Fund

         S. Basu Mullick is no longer  serving as a portfolio  manager for the ASAF  Neuberger  Berman  Mid-Cap Value Fund.
Accordingly,  the section of the  prospectus  entitled  "Management  of the Funds - The  Sub-advisors  -  Neuberger  Berman
Management Inc." (on page 87) is revised by deleting the third paragraph and replacing it with the following:

         Robert I. Gendelman is primarily  responsible for the day-to-day  management of the ASAF Neuberger  Berman
         Mid-Cap Value Fund.  Mr.  Gendelman has been with NB Management  since 1994,  where he is currently a Vice
         President.

                                              ASAF Janus Overseas Growth Fund

         Laurence Chang has relinquished his day-to-day portfolio management responsibilities,  including management of the
ASAF Janus Overseas  Growth  Portfolio.  Accordingly,  the section of the prospectus  entitled  "Management of the Trust --
Sub-advisors - Janus Capital  Corporation"  (on page 86) is amended by deleting the second  paragraph and replacing it with the following:

         The portfolio  managers  responsible for management of the ASAF Janus Overseas Growth Fund are Helen Young
         Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the Fund since its  inception,  while Mr.
         Lynn has been managing the Fund since  December  2000.  Ms. Hayes is a Vice  President of Janus and joined
         Janus in 1987.  Mr. Lynn is an Executive Vice President of Janus and joined Janus in 1991.

                                             ASAF Janus Small-Cap Growth Fund

         Jonathan D. Coleman is no longer  serving as a portfolio  manager for the AST Janus  Small-Cap  Growth  Portfolio.
Accordingly,  the  section  of the  prospectus  entitled  "Management  of the  Trust - The  Sub-advisors  -  Janus  Capital
Corporation" (on page 86) is revised by deleting the third paragraph and replacing it with the following:

         The ASAF Janus  Small-Cap  Growth  Fund is managed by William H.  Bales.  Mr.  Bales has  managed the Fund since Janus became the Fund's  Sub-advisor in January,  1999. Mr. Bales has been a Portfolio  Manager with
         Janus since 1997 and a research analyst since 1993.  He joined Janus in 1991.